UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

400 E. Spring Street
Bluffton, IN	46714
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

R. Scott Trumbull , Chairman and Chief Executive Officer, Gregg Sengstack, Chief Operating Officer, John J. Haines, Chief Financial Officer, and Patrick Davis, Treasurer, of Franklin Electric Co. Inc. (the "Company") will present at the Baird Industrial Conference in Chicago, Illinois on November 7, 2012. A copy of the presentation slides are furnished herewith as Exhibit 99.1 and are incorporated herein by reference. The presentation slides will be available on the Company's website (www.franklin-electric.com) in the Investor Relations - Presentations section of the website for thirty days after the presentation. This Current Report on Form 8-K and the presentation slides attached hereto are being furnished pursuant to Item 7.01 of Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
99.1	Presentation slides at the Baird Industrial Conference on November 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: November 7, 2012	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation slides at the Baird Industrial Conference on November 7, 2012